                                                       EXHIBIT 24


                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of August, 1995.







                                             /s/ Frederick S. Addy
                                       --------------------------------
                                               Frederick S. Addy

                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, of the Corporation, does hereby appoint W. T. Satterwhite his true and lawful attorney with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st ay of August, 1995.





                                                /s/ D. W. Biegler
                                           ---------------------------
                                                  D. W. Biegler

                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of August, 1995.







                                          /s/ B. A. Bridgewater, Jr.
                                     ------------------------------------
                                            B. A. Bridgewater, Jr.

                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of August, 1995.







                                                /s/ Odie C. Donald
                                           ---------------------------
                                                  Odie C. Donald

                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of August, 1995.







                                             /s/ Marvin J. Girouard
                                         -------------------------------
                                               Marvin J. Girouard

                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of August, 1995.








                                             /s/ Thomas W. Luce, III
                                     ------------------------------------
                                               Thomas W. Luce, III

                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of August, 1995.







                                               /s/ W. C. McCord
                                     ------------------------------------
                                                 W. C. McCord

                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in her capacity as a director of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, her true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in her name, place and stead in her capacity as a director of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of August, 1995.








                                               /s/ Diana Natalicio
                                       -----------------------------------
                                                Diana Natalicio

                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as an officer of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of August, 1995.








                                               /s/ S. R. Singer
                                      ----------------------------------
                                                 S. R. Singer

                        POWER OF ATTORNEY


     WHEREAS ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement in connection with the registration of common stock of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as an officer of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of the Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of August, 1995.








                                          /s/ J. W. Pinkerton
                                 ----------------------------------
                                            J. W. Pinkerton